SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2007

MONTPELIER RE HOLDINGS LTD.
(Exact Name of Registrants Specified in Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Montpelier House 94 Pitt’s Bay Road Pembroke HM 08 Bermuda
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (441) 296-5550

Not applicable (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     (b) Raymond Salter, Director and Chairman of the Compensation and Nominating Committee of Montpelier Re Holdings Ltd., advised the Company of his intention not to offer himself for re-election and to retire from the Board of Directors of the Company at the conclusion of the Company’s 2007 Annual General Meeting of Shareholders on May 23, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.

Date:	February 26, 2007	By:	/s/ Jonathan B. Kim

			Name:	Jonathan B. Kim
			Title:	General Counsel and Secretary